Supplement to the currently effective Statements of Additional Information

DWS Core Plus Allocation Fund
--------------------------------------------------------------------------------

The following information replaces similar language under the "Management of the Fund" section of the fund's Statements of Additional Information:




The Fund pays the Advisor an advisory fee at the annual rate of 0.200% for the first $500 million of the Fund's average daily net assets, 0.190% for the next $500 million of the Fund's average daily net assets, 0.180% for the next $1 billion of the Fund's average daily net assets, 0.170% for the next $1 billion of the Fund's average daily net assets, 0.165% for the next $1.5 billion of the Fund's average daily net assets, 0.160% for the next $1.5 billion of the Fund's average daily net assets, 0.155% for the next $1.5 billion of the Fund's average daily net assets, 0.150% for the next $1.5 billion of the Fund's average daily net assets, 0.145% for the next $1.5 billion of the Fund's average daily net assets, and 0.140% for any amount over $10.5 billion of the Fund's average daily net assets. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.
















               Please Retain this Supplement for Future Reference





May 14, 2007

                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group